EXHIBIT 4.1

NUMBER                               HAGLER BAILLY, INC.                 SHARES

HB
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK      SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

                                                              CUSIP 405183 10 4

THIS
CERTIFIES
that

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                               HAGLER BAILLY, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:


/s/ Henri-Claude Bailly                          /s/ Daniel M. Rouse
---------------------------                      ------------------------------
CHAIRMAN, PRESIDENT AND CEO                      VICE PRESIDENT, CFO, TREASURER
                                                 AND SECRETARY

                                     [SEAL]


[On the lower right corner of the face of this certificate the following language appears]

Countersigned and Registered:
         STATE STREET BANK & TRUST COMPANY
                (                 )                          TRANSFER AGENT
                                                             AND REGISTRAR
By:
            AUTHORIZED OFFICER


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                               HAGLER BAILLY, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -    as tenants in common
     TEN ENT -    as tenants by the entireties
     JT TEN -     as joint tenants with right of
                      survivorship and not as tenants
                      in common

     UNIF GIFT MIN ACT - ________ Custodian ________
                  (Cust)            (Minor)
                         under Uniform Gifts to Minors
                         Act _______________________
                                    (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     [box]

_______________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated ______________________ X ___________________________________________

                                  X ___________________________________________

     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
             NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
             CHANGE WHATSOEVER.

     Signature(s) Guaranteed

_______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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